SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                October 14, 2003
                                ----------------
                Date of Report (Date of earliest event reported)


                                CKF Bancorp, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


      Delaware                       0-25180                     61-1267810
      --------                       -------                    ------------
  (State of Incorporation)     (Commission File No.)    (IRS Employer I.D. No.)



  340 West Main Street, Danville, Kentucky                           40422
  ----------------------------------------                        -----------
      (Address of Principal Executive Office)                     (Zip code)




        Registrant's telephone number, including area code: 859-236-4181
                                                            ------------

Item 9. Regulation FD Disclosure

The Registrant hereby furnishes as Regulation F-D Disclosure its press release regarding earnings for the three months ended September 30, 2003


  Exhibit No.      Document Description
       1           CKF Bancorp, Inc. announces earnings for the three months
                   ended September 30, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             CKF Bancorp, Inc.
                             -----------------
                               (Registrant)




Date:    October 14, 2003
                             ---------------------------------------------
                             John H Stigall, President and Chief Executive
                             Officer
                             (Duly Authorized Officer)




                                       3